Note 6 - Credit Facility	12 Months Ended
Feb. 02, 2013
Line of Credit Facility, Description [Abstract]
Line of Credit Facility, Description

6. Credit Facility

        On May 26, 2011, the Company and certain of its wholly-owned subsidiaries entered into a credit agreement (the “Credit Agreement”) with General Electric Capital Corporation (“GE Capital”), as a lender and as agent for the financial institutions from time to time party to the Credit Agreement (together with GE Capital in its capacity as a lender, the “Lenders”, currently GE Capital is the only Lender), which replaced the Company’s previous letter of credit agreement, as amended, with Wells Fargo Retail Finance II, LLC (“Wells Fargo”) (the “Wells Fargo Agreement”). The Credit Agreement provides for a total aggregate commitment of the Lenders of $25 million, including a $15 million sublimit for the issuance of letters of credit and a swingline loan facility of $5 million. Under the Credit Agreement, the Company has the right to request, subject to the agreement of the Lenders, that the Lenders increase their revolving commitments up to an additional $25 million. The Credit Agreement has a term of five years and matures on May 26, 2016. The obligations of the borrowers under the Credit Agreement are secured by substantially all property and assets of the Company and certain of its subsidiaries.

As of February 2, 2013, availability under the Credit Facility was $5.1 million, net of outstanding letters of credit of $11.9 million.

        The Credit Agreement calls for the payment by the Company of a fee of 0.375% per annum on the average unused portion of the Credit Agreement, a letter of credit fee calculated using a per annum rate equal to the Applicable Margin with respect to letters of credit (as defined in the Credit Agreement) multiplied by the average outstanding face amount of letters of credit issued under the Credit Agreement, as well as other customary fees and expenses. Interest accrues on the outstanding principal amount of the revolving credit loans at an annual rate equal to LIBOR (as defined in the Credit Agreement) or the Base Rate (as defined in the Credit Agreement), plus an applicable margin which is subject to periodic adjustment based on average excess availability under the Credit Agreement. Interest on each swingline loan is calculated using the Base Rate. The Credit Agreement does not contain any financial covenants with which the Company or any of its subsidiaries or affiliates has to comply during the term of the Credit Agreement.

 The Credit Agreement contains customary representations and warranties, as well as customary covenants that, among other things, restricts the ability of the Company and its subsidiaries to incur liens, consolidate or merge with other entities, incur certain additional indebtedness and guaranty obligations, pay dividends or make certain other restricted payments. The Credit Agreement also contains customary events of default, including payment defaults, breaches of representations and warranties and covenants, cross defaults to other material indebtedness, and bankruptcy and insolvency matters.

The Wells Fargo Agreement, which was terminated on May 26, 2011, provided for a maximum aggregate face amount of letters of credit that may be issued, to be the lesser of (a) $10 million or (b) an amount equal to a specified percentage of cash collateral held by Wells Fargo. The cash collateral was required in an amount equal to 105% of the face amount of outstanding letters of credit issued. None of the other assets or properties of the Company, or any of its subsidiaries or affiliates, were pledged as collateral for these obligations.